BLACKROCK FUNDSSM

BlackRock Science & Technology Opportunities Portfolio

(the “Fund” or “Science & Technology Opportunities”)

Supplement dated April 6, 2017 to the

Statement of Additional Information (“SAI”) of the Fund, dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers” is revised as follows:

The fourth paragraph is deleted in its entirety and replaced with the following:

Tony Kim is the portfolio manager and is primarily responsible for the day-to-day management of Science & Technology Opportunities.

The table in the sub-section entitled “Other Funds and Accounts Managed—Science & Technology Opportunities” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony Kim	1	0	0	0	0	0
	$471.8 Million	$0	$0	$0	$0	$0

The information relating to Science & Technology Opportunities in the table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Tony Kim	Science & Technology Opportunities	$500,001-$1,000,000

*     *     *

Shareholders should retain this Supplement for future reference.

SAI-GSTO-0417SUP